UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 24, 2010

Cobalt International Energy, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34579	27-0821169
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Post Oak Central 1980 Post Oak Boulevard, Suite 1200 Houston, Texas	77056
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 579-9100

N/A

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                                     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 24, 2010, upon the recommendation of its Nominating and Corporate Governance Committee, the Board of Directors (the “Board”) of Cobalt International Energy, Inc. (the “Company”) elected Mr. N. John Lancaster and Mr. Jon A. Marshall as members of the Board, effective immediately. In addition, Mr. Lancaster has been appointed as a member and the Chairman of the Compensation Committee of the Board and Mr. Marshall has been appointed as a member of the Audit Committee of the Board. The Board has also made the affirmative determination that Mr. Marshall qualifies as an independent director under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the rules of the New York Stock Exchange. Pursuant to the terms of the Company’s Non-Employee Directors Compensation Plan, for serving as a non-employee Director who is not an equity partner or service provider of any of the private equity owners of the Company, Mr. Marshall will receive a $100,000 annual retainer (prorated to $60,822 for calendar year 2010), an initial award of restricted stock units with a value of $1,644 for his service through May 31, 2010 and an annual award of restricted stock units with a value of $75,000 for each year of his service thereafter. The retainers will be payable at Mr. Marshall’s election in cash and/or shares of the Company’s common stock. Each award of restricted stock units will be granted pursuant to a Restricted Stock Unit Award Notification under the Company’s Non-Employee Directors Compensation Plan and generally will be payable to Mr. Marshall one year after grant in shares of the Company’s common stock. Payment with respect to the retainers and restricted stock units may be deferred at Mr. Marshall’s election pursuant to the terms of the Company’s Non-Employee Directors Deferral Plan. Mr. Lancaster will not receive any compensation for serving as a director as he is an equity partner of a private equity owner of the Company.

Further details regarding, among other things, Messrs. Lancaster and Marshall’s election as Directors are contained in a press release issued by the Company on May 25, 2010, which is attached hereto as Exhibit 99.1, is incorporated herein by reference, and is hereby furnished.  The information contained in this press release shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.                                                     Financial Statements And Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated May 25, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 25, 2010

Cobalt International Energy, Inc.

	By:	/s/ Samuel H. Gillespie

		Name:	Samuel H. Gillespie
		Title:	General Counsel and Executive Vice President

EXHIBIT LISTING

Exhibit No.	Description
99.1	Press Release dated May 25, 2010